IVY MICRO CAP GROWTH FUND

Supplement dated April 8, 2009
to the
Prospectus dated January 2, 2009
and supplemented January 2, 2009 and February 17, 2009

Appendix A, Prior Performance of Related Fund, is hereby amended as follows:

The following replaces the performance table for Ivy Funds VIP Micro Cap Growth:

Average Annual Total Returns
Ivy Funds VIP Micro Cap Growth
as of December 31, 2008
	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Micro Cap Growth	-48.04%	-3.74%	2.27%
Russell 2000® Growth Index[1]	-38.56%	-2.37%	-0.76%
Russell Micro Cap Growth Index[1,2]	-44.65%	-7.95%	N/A

[1]Reflects no deduction for fees, expenses or taxes.
[2]The Russell Micro Cap Growth Index has been added as an additional comparative broad-based index for the Portfolio.

WRP3800AB